                           SCHEDULE 14-A INFORMATION


      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of l934


Filed by the Registrant (X) Filed by a Party other than the Registrant ( ) Check the appropriate box:
( )  Preliminary Proxy Statement
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12
( )  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

                           COLONIAL COMMERCIAL CORP.
                           -------------------------
                (Name of Registrant as Specified In Its Charter)

                   James W. Stewart, Executive Vice President
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
(X)  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     l)    Title of each class of securities to which transaction
            applies:
            .......................................................

     2)    Aggregate number of securities to which transaction
           applies:
           ........................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ........................................................

     4)    Proposed maximum aggregate value of transaction:
           ........................................................

     5)    Total fee paid:
           ........................................................

( )   Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      l)   Amount Previously Paid:
           ........................

      2)   Form, Schedule or Registration Statement No.:
           ........................

      3)   Filing Party:
           ........................

      4)   Date Filed:
           ........................

                           COLONIAL COMMERCIAL CORP.
                      360l HEMPSTEAD TURNPIKE, SUITE 121-I
                         LEVITTOWN, NEW YORK 11756-1315

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1995

                    ----------------------------------------


To the holders of Common Stock and
  Convertible Preferred Stock:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Holiday Inn, Rockville Centre, New York on June 7, l995 at l0:30 A.M., local time, for the following purposes:

  l. To elect five Common Stock directors to serve for the term set forth in the accompanying proxy statement.

  2. To elect four Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

  3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors of KPMG Peat Marwick LLP, as the independent public accountants of the Company for the fiscal year ending December 3l, l995.

  4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only holders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on April 20, l995 are entitled to notice of and to vote at the meeting. Only holders of shares of Common Stock will be entitled to vote for the election of Common Stock directors, and only holders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

  A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including financial statements, has been mailed to all shareholders with this Notice of Annual Meeting.

                                             By Order of the Board of Directors,

                                                               James W. Stewart,
                                                                       Secretary
Levittown, New York
April 28, l995

                                   IMPORTANT

You are cordially invited to attend the Annual Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience.

                           COLONIAL COMMERCIAL CORP.
                      3601 HEMPSTEAD TURNPIKE, SUITE 121-I
                         LEVITTOWN, NEW YORK 11756-1315


                       ----------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 7, l995

                       ----------------------------------


                                PROXY STATEMENT
                                ---------------

  This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith by the Board of Directors of Colonial Commercial Corp., for use at the Annual Meeting of Shareholders to be held on June 7, l995 at the Holiday Inn, Rockville Centre, New York at l0:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about April 29, l995.

  All shares represented by a properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

  Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

  Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

  Holders of Common Stock and Convertible Preferred Stock may vote on the ratification of the selection of KPMG Peat Marwick LLP as the Company's auditors. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of KPMG Peat Marwick as the Company's auditors.

  The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited personally by the officers, directors or regular employees of the Company, who will not be compensated for such services.

  A copy of the Company's Annual Report, including financial statements for the fiscal year ended December 3l, l994 has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on April 20, l995, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

  On such record date, the Company had 6,685,910 outstanding shares of Common Stock and 8,800,475 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common Stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of KPMG Peat Marwick as the Company's auditors and on any other matter which may be properly presented at the meeting. No other securities of the Company are entitled to vote at the meeting. The presence of the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum.

  The following table sets forth all persons who, to the knowledge of the management of the Company, owned beneficially more than 5% of the outstanding Common Stock or 5% of the outstanding Convertible Preferred Stock of the Company as of April 20, l994.


                      Name of             Amount and
      Title         Address of             Nature of          Percent
    of Class     Beneficial Owner     Beneficial Ownership*   of Class

Common Stock**  Bernard Korn (l)      552,805                  7.52%
                1451 West Cypress     587,472 Convertible
                  Creek Road          Preferred Stock          6.68%***
                Ft. Lauderdale, FL

                Jack Farber (2)       497,670                  6.77%
                National Bank of      758,915  Convertible
                New York City         Preferred Stock          8.62%***
                38 Ave. & l38 St.
                Flushing, NY


  *For the purposes of this table, "beneficial ownership" is defined as set forth in Rule l3d-3 under the Securities Exchange Act of l934 as amended. Except as set forth in the following Notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock and Convertible Preferred Stock listed in the table.

 **The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Messrs. Korn and Farber would be 7.06 % and 7.78% , respectively.

***If only Mr. Farber were to convert his Convertible Preferred Stock into Common Stock, his percentage of ownership of Common Stock would be 15.50%. If only Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 14.37%. If all of the Convertible Preferred Stock were converted, the percentage of Common Stock of Mr. Farber and Mr. Korn would be 7.78% and 7.06%, respectively.

  (l) Includes 3l0,000 common shares subject to options, which are exercisable within 60 days.

                             ELECTIONS OF DIRECTORS
                             ----------------------

  The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

  Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Raphael
M. Brackman, Gerald S. Deutsch, Bernard Korn, Carl L. Sussman and James W. Stewart and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. Jack Rose, Ronald Miller, William Koon and Donald K. MacNeill. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

  There are no family relationships among the directors, nominees or executive officers nor any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

  The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the l996 Annual Meeting of Shareholders.


                                                          Year First
                                      Principal           Elected As
       Name                   Age     Occupation          Director

Nominees for
Election as Common
Stock Directors:

Raphael M. Brackman           69      Consumer Credit        l970
                                      Consultant

Gerald S. Deutsch             58      Certified Public       l988
                                      Accountant and
                                      Attorney

Bernard Korn                  70      Chairman of the        l964
                                      Board, President
                                      and Chief Executive
                                      Officer of Company


Nominees for                                                  Year First
Election as Common                        Principal           Elected As
Stock Directors:             Age          Occupation          Director

Carl L. Sussman              70           Private Investor       l964

James W. Stewart             48           Executive Vice         l982
                                          President,Treasurer
                                          and Secretary of
                                          the Company

Nominees for
Election as Convertible
Preferred Stock Directors:

Jack Rose                    76           Private Investor       l983

Ronald Miller                5l           Partner, Henkener      l983
                                          & Miller, Attorneys

William Koon                 65           President, Lord's      l983
                                          Enterprises, Grain
                                          Merchants

Donald K. MacNeill           73           Consumer Credit        l988
                                          Consultant




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of April 20, l995, information with respect to equity ownership by directors of the Company, and of directors and officers of the Company as a group.

                        Common Stock**         Convertible Preferred Stock
                        ---------------------  ---------------------------
                        Amount and                Amount and
                        Nature of                 Nature of
Name of Beneficial      Beneficial      Percent   Beneficial      Percent
      Owner             Ownership*     of Class   Ownership       of Class
- - --------------------    ----------     --------   -----------     ---------
Bernard Korn........     552,805         7.52%    587,472           6.68%
Carl L. Sussman.....     201,937         2.75%       -               -
Raphael M. Brackman.      50,000         (3)         -               -
Gerald S.Deutsch....      27,500         (3)         -               -
Jack Rose...........      88,480         l.20%    266,089           3.02%
James W.Stewart.....     120,000         l.63%       -               -
Ronald Miller.......      27,500(l)      (3)        3,924           (3)
William Koon........      29,910(2)      (3)       31,298           (3)
Donald K. MacNeill..      70,000         (3)         -               -

All directors and
officers as a group,
including the above
persons.............   1,168,132        15.90%    888,783          l0.10%


 *For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule l3d-3 under the Securities Exchange Act of l934, as amended. Except as set forth in the following Notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

 **The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Mr. Korn and all directors and officers as a group would be 7.06% and 12.74%, respectively.

 (l) Excludes 24,015 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

 (2) Excludes 44,500 shares of Common Stock and 33,500 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

 (3) Messrs. Brackman, Deutsch, Miller, Koon and MacNeill each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule l3d-(3)-(d)(l) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

 (4)  Includes 310,000, 100,000, 45,000, 70,000 and 27,500 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart, Brackman, MacNeill and Deutsch, respectively, and 27,500 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 662,500 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.

Additional Information Concerning Members of the Board of Directors

   Except as follows, each director held the occupation listed in the first table under "Election of Directors" for more than the last five years. In addition, certain Company officers and directors also serve as officers and directors of certain subsidiaries of the Company.

   From prior to January l989, Mr. Stewart was Executive Vice President and Treasurer of the Company. Since December 3l, l993, Mr. Stewart has been Secretary of the Company.

   Since January l, l994, Mr. Brackman has been an independent consumer credit consultant. From prior to January l988 to December 3l, l993, Mr. Brackman was Executive Vice President and Secretary of the Company.

   Since January l, l993, Mr. MacNeill has been an independent consumer credit consultant. From October l989 to December 3l, l992, Mr. MacNeill was President of Capital Recovery and Subrogation, Inc., a wholly-owned subsidiary of the Company. Since prior to January l988 to October l989, Mr. MacNeill was President of Southern Mortgage Associates, Inc., a wholly-owned subsidiary of the Company.

In l99l, Mr. Korn paid approximately $l20,000 in disgorgement of profit, interest and penalties, and agreed to the entry against him of a permanent injunction which enjoins him from violating Sections l0(b) and l4(e) of the Securities Exchange Act of l934 (the "34 Act") to settle allegations which were brought against him by the Securities and Exchange Commission ("SEC") and which Mr. Korn did not admit or deny. The SEC alleged that Mr. Korn had violated the federal securities laws in relation to trading in securities of an unrelated company which the SEC claimed that Mr. Korn had reason to know was the subject of a tender offer. Mr. Korn was not a director or officer of this company. In l992, Mr. Korn pleaded guilty on the same facts to one count of violating Section l4(e) of the '34 Act and Rule l4e-3 thereunder. Section l4(e) of the '34 Act and Rule l4e-3 thereunder in essence prohibit a person from trading in securities of a company which he has reason to know is subject to a tender offer, even if the person has no duty to the company to keep its information confidential.

Information Concerning Operation of the Board of Directors

  During the year ended December 3l, l994, the Board of Directors had four meetings. All of the directors were present at all of such meetings during the period they served as directors except Raphael M. Brackman, who was absent for two meetings and Gerald S. Deutsch, who was absent for one meeting.

   Colonial Commercial Corp. has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and Common Stock Directors Nominating Committee.

  The members of the Audit Committee are Messrs. Ronald Miller (Chairman), Jack Rose, William Koon and Carl L. Sussman. This committee, which met once during l994, is responsible for meeting with Colonial Commercial Corp.'s independent accountants to review the proposed scope of the annual audit of Colonial Commercial Corp.'s books and records, reviewing the findings of the independent accountants upon completion of the annual audit,and reporting to the Board of Directors with respect to its meeting with the independent accountants.

  The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon. This committee met once during l994 and is responsible for recommending to the Board of Directors, the name of qualified persons to be nominated for election as directors of Colonial Commercial Corp. who are to be elected by the holders of the Convertible Preferred Stock.

   The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart. This committee met once during l994 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp. who are to be elected by the holders of the Common Stock.

Executive Officers of the Company

  The names, ages and positions of the Company's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.

                                         Business Experience During
     Name, Age and Position                   Past Five Years

Bernard Korn, 70                        From prior to January l988 to
 Chairman of the Board, President,       present, President, Chairman
 Chief Executive Officer                 of the Board and Chief Exec-
                                         utive Officer of the Company

James W. Stewart, 48                    From prior to January l989,
 Executive Vice President,               Executive Vice President and
 Treasurer, Secretary                    Treasurer of the Company.
                                         Since  December 31, 1993,
                                         Secretary of the Company.

Executive Compensation

  The following table sets forth information about compensation paid or accrued by the Company during the calendar years ended December 3l, l994, l993 and l992 to the Company's Chief Executive Officer and James W. Stewart, the only other officer of the Company whose compensation exceeded $l00,000.

                           SUMMARY COMPENSATION TABLE
                                                        Long Term
                            Annual Compensation       Compensation

Name and Principal                      Salary           Options
    Position                Year         ($)                #

Bernard Korn
Chairman of the Board,      l994        200,000             -
President, Chief Executive  l993        200,000          200,000
Officer and Director        l992        200,000          ll0,000

James W. Stewart
Executive Vice President,   l994        115,000             -
Treasurer, Secretary        l993        ll5,000           35,000
and Director                l992        ll5,000           65,000

Aggregated Option Exercises in Last Calendar Year and
Calendar Year-End Option Values

   The  following  table  sets  forth   information   concerning  the  value  of
unexercised stock options at the end of the l994 calendar year for the persons named in the Summary Compensation Table.

                                                                Value of
                                              Number of       Unexercised
                                             Unexercised      In-The-Money
                                             Options at        Option at
                Shares                        Calendar         Calendar
               Acquired On     Value          Year-End         Year-End
               Exercise       Realized      Exercisable/      Exercisable/
                 (#)            ($)         Unexercisable     Unexercisable

Bernard Korn      -0-            -0-         310,000/0          $33,250/0
James W.Stewart   -0-            -0-         l00,000/0          $ 9,250/0


   Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 1996, at a compensation of $428,667 annually for the period ending June 30, l995 and increasing annually thereafter in accordance with cost of living increases. Mr. Korn has voluntarily waived $216,182 of compensation in l994 and has agreed to limit his total compensation to $200,000 for calendar l995. In the event of Mr. Korn's death, the agreement provides for continued compensation payments for a period of one year, as well as a widow's benefit of $5,000. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

   Mr.   Stewart  is  employed   pursuant  to  an  employment   agreement   (the
"Agreement"), expiring December 3l, l996, at a compensation of $ll5,000 annually.

   The  Company  paid  Mr.   Deutsch  an  aggregate  of  $30,000  for  fees  for
professional services rendered to the Company and its subsidiaries during l994.

  Since January l, l992, members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $500 for each meeting of the Board attended, limited to $2,000 per annum, in addition to an annual retainer of $8,000.

                    RATIFICATION OF SELECTION OF ACCOUNTANTS

  There will be presented to the meeting for ratification the selection by the Company's Board of Directors of KPMG Peat Marwick LLP, ll0 East Broward Blvd., Fort Lauderdale, Florida as independent public accountants for the Company for the fiscal year ending December 3l, l995. That firm, which has served the Company in such capacity since the Company's inception in l964, has no other relationship with the Company or its subsidiaries. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions raised at the Annual Meeting.

  The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy, as one class, is required to ratify such selection.

  Services rendered by KPMG Peat Marwick LLP, during the year ended December 3l, l994 related mainly to the audit function (which function included the examination of the annual consolidated financial statements and consultation in connection with the Company's filing of reports with the Securities and Exchange Commission).

  The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP, as the Company's independent public accountants for the fiscal year ending December 3l, l995.

            SHAREHOLDERS PROPOSALS FOR 1996 ANNUAL MEETING

  Any shareholder proposal intended to be presented at the Company's l996 Annual Meeting must be received by the Secretary of the Company, 360l Hempstead Turnpike, Suite l2l-I, Levittown, New York ll756-l3l5, no later than January 5, l996 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                                 OTHER MATTERS

  Management of the Company knows of no matters to be presented at the Annual Meeting other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgement.

                                             By Order of the Board of Directors,

                                                               James W. Stewart,
                                                                       Secretary

Levittown, New York
April 28, l995

Front Side of Common Stock Proxy Card
- - --------------------------------------------------------------------------------

                            COLONIAL COMMERCIAL CORP

                                  COMMON STOCK

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald
K. MacNeill, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 7, l995 or any adjournments thereof.


                         (To be Signed on Reverse Side)

                                                                             See
                                                                         Reverse
                                                                            Side
- - --------------------------------------------------------------------------------

Back Side of Common Stock Proxy Card

- - --------------------------------------------------------------------------------


    Please mark your
/X /votes as in this
    example.

                                    Nominees
                                      For
                                     Common
                                     Stock
              FOR   WITHHELD   Directors:     2.Proposal to ratify the
l.Election   /  /  /   /    Raphael M.Brackman  selection of KPMG Peat
  of                        Gerald S. Deutsch   Marwick as independent
  Directors:                Bernard Korn        public accountants of
                            James W. Stewart    the Company for the
For,except  vote withheld   Carl L. Sussman     fiscal year ending
from the following                              December 3l, l995.
nominee(s):
                                                          FOR   AGAINST  ABSTAIN
- - -------------------------                                 /  /    /  /     /  /

                                              3.In their discretion, the proxies
                                                are  authorized to vote  upon
                                                such other business as may
                                                properly come before the
                                                meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. BRACKMAN, DEUTSCH, KORN, STEWART AND SUSSMAN AND THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





SIGNATURES             DATE      SIGNATURES               DATE
          ____________      ____            _____________      ____
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator,  trustee or guardian, please give full title as such. If a  corporation,  please sign in full corporate name by President or other authorized  officer.  If a partnership,  please sign in partnership name by authorized person.
- - --------------------------------------------------------------------------------

Front Side of Convertible Preferred Stock Proxy Card

- - --------------------------------------------------------------------------------

                           COLONIAL COMMERCIAL CORP.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald
K. MacNeill, and each of them, jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 7, l995 or any adjournments thereof.


                         (To be Signed on Reverse Side)

                                                                             See
                                                                         Reverse
                                                                            Side
- - --------------------------------------------------------------------------------

Back Side of Convertible Preferred Stock Proxy Card

- - --------------------------------------------------------------------------------

     Please mark you
/ X/ votes as in this
     example.

                            Nominees
                              For
                            Preferred
                             Stock
            FOR WITHHELD    Directors:       2.Proposal to ratify the
l.Election /  /  /  /      William Koon         selection of KPMG Peat
  of                       Ronald Miller        Marwick as independent
  Directors:               Jack Rose            public accountants of
                           Donald K.MacNeill    the Company for the
For, except vote withheld                       fiscal year ending
from the following                              December 3l, l995.
nominee(s):
                                                FOR   AGAINST   ABSTAIN
                                                /  /    /  /      /  /

                                             3.In their discretion,
                                               the proxies are author-
                                               ized to vote upon such
                                               other business as may
                                               properly come before
                                               the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. KOON, MILLER, ROSE AND MACNEILL AND THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



SIGNATURES                DATE      SIGNATURES               DATE
           ______________      ____            _____________      ____
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- - --------------------------------------------------------------------------------